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                                                                    EXHIBIT 99.1

[ESPERION THERAPEUTICS LOGO]

FOR IMMEDIATE RELEASE


COMPANY    Frank Thomas                          MEDIA     Jim Wetmore
CONTACT:   VP, Finance and Investor Relations    CONTACT:  Berry & Company Public Relations
           Esperion Therapeutics, Inc.                     (212) 253-8881
           (734) 222-1831                                  jwetmore@berrypr.com
           fthomas@esperion.com


                     ESPERION REPORTS FINANCIAL RESULTS FOR
                 THE QUARTER AND SIX MONTHS ENDED JUNE 30, 2003

ANN ARBOR, MI (July 16, 2003) -- Esperion Therapeutics, Inc. (Nasdaq: ESPR), a biopharmaceutical company dedicated to the discovery, development and commercialization of therapies to improve the treatment of cardiovascular disease, today reported financial results for the quarter and six months ended June 30, 2003.

For the quarter ended June 30, 2003, Esperion reported a net loss of $8.4 million, or $0.29 per share, compared to a net loss of $7.8 million, or $0.27 per share, for the second quarter of 2002. Total operating expenses for the second quarter of 2003 were $7.8 million, compared to $7.3 million for the second quarter of 2002, representing a 7.2% increase.

Research and development expenses totaled $6.3 million for the second quarter of 2003, or 80.1% of total operating expenses. This amount includes the accrual of a $1.0 million milestone payment under an agreement relating to one of our product candidates. The magnitude of the Company's operating expenses each quarter is largely dependent upon the progress, timing, number, nature and size of the Company's clinical trials and related manufacturing activities.

The development status of each of the Company's current product candidates is as follows:

o ETC-588, or LUV (Phase II) -- Currently enrolling patients in a multiple-dose Phase II clinical trial in patients with carotid atherosclerosis. Completed enrollment in July 2003 for a multiple-dose Phase II clinical trial in patients with acute coronary syndromes.
o ETC-216, or AIM (Phase II) -- Completed a multiple-dose Phase II clinical trial in patients with acute coronary syndromes. Announced initial results in June 2003.
o ETC-642, or RLT Peptide (Phase I) -- Currently enrolling patients with stable cardiovascular disease in a second Phase I single-dose clinical trial and a Phase I multiple-dose trial.
o ETC-1001 (Phase I) -- Currently enrolling healthy volunteers in a Phase I single escalating dose trial.

The net loss for the six months ended June 30, 2003 was $15.8 million, or $0.54 per share compared to a net loss of $15.1 million, or $0.52 per share, in the first six months of 2002. Results for the six


                                   -- MORE --

ESPERION REPORTS FINANCIAL RESULTS FOR THE QUARTER AND
SIX MONTHS ENDED JUNE 30, 2003                                            PAGE 2



months ended June 30, 2003 include operating expenses of $14.9 million compared to $14.7 million for the corresponding period in 2002, an increase of 1.8%.

As of June 30, 2003, Esperion had $32.2 million in cash and short-term investments, compared with $44.9 million at December 31, 2002, representing a decrease in net cash of $12.7 million. Long-term debt, including the current portion, was $9.1 million at June 30, 2003 compared with $8.8 million at December 31, 2002. As a development stage company, Esperion has not reported any revenue since its inception.

ESPERION THERAPEUTICS
Esperion Therapeutics, Inc. discovers and develops pharmaceutical products for the treatment of cardiovascular disease. Esperion intends to commercialize a novel class of drugs that focuses on a new treatment approach called "HDL Therapy," which is based on the Company's understanding of high-density lipoprotein, or HDL, function. HDL is the primary facilitator of the reverse lipid transport, or RLT, pathway by which excess cholesterol and other lipids are removed from artery walls and other tissues and are transported to the liver for elimination from the body. Esperion's goal is to develop drugs that exploit the beneficial functions of HDL within the RLT pathway. Esperion currently has product candidates under development for the treatment of cardiovascular disease. Esperion is listed on the Nasdaq National Market under the symbol "ESPR."

SAFE HARBOR STATEMENT
The information contained in this press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as "hope," "may," "believe," "anticipate," "plan," "expect," "require," "intend," "assume" and similar expressions. Forward-looking statements speak only as of the date of this press release, reflect management's current expectations, estimations and projections and involve certain factors, such as risks and uncertainties, that may cause actual results, performance or achievements to be far different from those suggested by the Company's forward-looking statements. These factors include, but are not limited to, risks associated with: the Company's ability to successfully execute its business strategies, including entering into any strategic partnerships or other transactions; the progress and cost of development of the Company's product candidates; the extent and timing of market acceptance of new products developed by the Company or its competitors; dependence on third parties to conduct clinical trials for the Company's product candidates; the extent and timing of regulatory approval, as desired or required, for the Company's product candidates; the Company's dependence on licensing arrangements and strategic relationships with third parties; clinical trials; manufacturing; the Company's dependence on patents and proprietary rights; the procurement, maintenance, enforcement and defense of the Company's patents and proprietary rights; competitive conditions in the industry; business cycles affecting the markets in which any of the Company's products may be sold; extraordinary events and transactions; the timing and extent of the Company's financing needs and the Company's access to funding, including through the equity market; fluctuations in foreign exchange rates; and economic conditions generally or in various geographic areas. These factors are discussed in more detail in the Company's filings with the Securities and Exchange Commission. The Company does not intend to update any of these factors or to publicly announce the results of any revisions to any of these forward-looking statements other than as required under the federal securities laws.

                                      # # #

ESPERION REPORTS FINANCIAL RESULTS FOR THE QUARTER AND
SIX MONTHS ENDED JUNE 30, 2003                                            PAGE 3


                  ESPERION THERAPEUTICS, INC. AND SUBSIDIARIES
                      (A COMPANY IN THE DEVELOPMENT STAGE)

                      CONDENSED CONSOLIDATED BALANCE SHEETS



                                                          JUNE 30,   DECEMBER 31,
  in thousands                                             2003         2002
==================================================================================
  ASSETS:                                               (UNAUDITED)
Current assets:
  Cash and cash equivalents                              $  28,206    $  40,499
  Short-term investments                                     4,019        4,354
  Prepaid expenses and other                                   378          410
----------------------------------------------------------------------------------
    Total current assets                                    32,603       45,263
----------------------------------------------------------------------------------
Property and equipment, net                                  2,432        3,001
Goodwill                                                     3,108        3,108
Deposits and other assets                                       10           35
----------------------------------------------------------------------------------
Total assets                                             $  38,153    $  51,407
==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
  Current portion of long-term debt                      $   1,102    $   1,061
  Accounts payable                                           1,389        1,687
  Accrued liabilities                                        4,041        2,185
----------------------------------------------------------------------------------
    Total current liabilities                                6,532        4,933
----------------------------------------------------------------------------------
Long-term debt, less current portion                         7,948        7,731
Stockholders' equity:
  Preferred stock                                              -            -
  Common stock                                                  29           29
  Additional paid-in capital                               133,890      133,411
  Notes receivable                                             -             (3)
  Accumulated deficit during the development stage        (109,887)     (94,046)
  Deferred stock compensation                                 (295)        (589)
  Accumulated other comprehensive loss                         (64)         (59)
----------------------------------------------------------------------------------
    Total stockholders' equity                              23,673       38,743
----------------------------------------------------------------------------------
Total liabilities and stockholders' equity               $  38,153    $  51,407
==================================================================================

ESPERION REPORTS FINANCIAL RESULTS FOR THE QUARTER AND
SIX MONTHS ENDED JUNE 30, 2003                                            PAGE 4



                  ESPERION THERAPEUTICS, INC. AND SUBSIDIARIES
                      (A COMPANY IN THE DEVELOPMENT STAGE)

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                             THREE MONTHS ENDED               SIX MONTHS ENDED        INCEPTION TO
                                                                  JUNE 30,                        JUNE 30,               JUNE 30,
                                                        -----------------------------   ---------------------------  --------------
  in thousands, except share and per share data            2003             2002            2003            2002           2003
===================================================================================================================================
Operating expenses:
  Research and development                                  $6,272          $5,878         $11,732         $11,583         $88,180
  General and administrative                                 1,561           1,428           3,190           3,073          20,306
  Goodwill amortization                                        -               -               -               -             1,089
  Purchased in-process research and development                -               -               -               -             4,000
-----------------------------------------------------------------------------------------------------------------------------------
    Total operating expenses                                 7,833           7,306          14,922          14,656         113,575
-----------------------------------------------------------------------------------------------------------------------------------
Loss from operations                                        (7,833)         (7,306)        (14,922)        (14,656)       (113,575)
-----------------------------------------------------------------------------------------------------------------------------------
Other income (expense):
  Interest income                                              100             284             249             604           7,446
  Interest expense                                            (318)           (278)           (628)           (530)         (3,013)
  Other, net                                                  (384)           (524)           (540)           (545)           (745)
-----------------------------------------------------------------------------------------------------------------------------------
    Total other income (expense)                              (602)           (518)           (919)           (471)          3,688
-----------------------------------------------------------------------------------------------------------------------------------
Loss before income taxes                                    (8,435)         (7,824)        (15,841)        (15,127)       (109,887)
Provision for income taxes                                     -               -               -               -               -
-----------------------------------------------------------------------------------------------------------------------------------
Net loss                                                    (8,435)         (7,824)        (15,841)        (15,127)       (109,887)
Beneficial conversion feature on preferred stock               -               -               -               -           (22,870)
-----------------------------------------------------------------------------------------------------------------------------------
Net loss attributable to common stockholders               ($8,435)        ($7,824)       ($15,841)       ($15,127)      ($132,757)
===================================================================================================================================

Basic and diluted net loss per share                        ($0.29)         ($0.27)         ($0.54)         ($0.52)
===================================================================================================================
Shares used in computing basic and diluted net loss
  per share                                             29,456,532      29,237,360      29,425,766      29,217,352
===================================================================================================================

ESPERION REPORTS FINANCIAL RESULTS FOR THE QUARTER AND
SIX MONTHS ENDED JUNE 30, 2003                                            PAGE 5





                  ESPERION THERAPEUTICS, INC. AND SUBSIDIARIES
                      (A COMPANY IN THE DEVELOPMENT STAGE)

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


                                                                  SIX MONTHS ENDED    INCEPTION TO
                                                                      JUNE 30,           JUNE 30,
                                                               ---------------------  -------------
  in thousands                                                   2003         2002         2003
===================================================================================================
Cash flows from operating activities:
  Net loss                                                     ($15,841)    ($15,127)   ($109,887)
  Adjustments to reconcile net loss to net cash
  used in operating activities:
    Purchased in-process research and development                   -            -          4,000
    Depreciation and amortization                                   636          731        5,449
    Stock-based compensation expense                                294          389        3,944
    Decrease in notes receivable                                      3            6          126
    Loss on sale of property and equipment                            1          101          192
    Non-cash interest expense included in long-term debt            240          177        1,027
    Changes in assets and liabilities:
      Prepaid expenses and other                                     34          862       (1,204)
      Other assets                                                   25          (17)         545
      Accounts payable                                             (299)        (647)       1,657
      Accrued liabilities                                         1,844         (739)       4,026
---------------------------------------------------------------------------------------------------
        Net cash used in operating activities                   (13,063)     (14,264)     (90,125)
---------------------------------------------------------------------------------------------------
Cash flows from investing activities:
  Purchases of property and equipment                               (65)        (698)      (7,011)
  Deposits on equipment                                             -            -           (557)
  Acquisition of Talaria Therapeutics, Inc.                         -            -           (233)
  Proceeds from sale of property and equipment                      -              2           32
  Purchases of short-term investments                            (4,773)     (34,252)     (41,988)
  Maturities of short-term investments                            5,108       23,168       37,969
---------------------------------------------------------------------------------------------------
        Net cash provided by (used in) investing activities         270      (11,780)     (11,788)
---------------------------------------------------------------------------------------------------
Cash flows from financing activities:
  Proceeds from issuance of convertible preferred stock             -            -         42,200
  Proceeds from the issuance of common stock                        479          152       79,590
  Proceeds from long-term debt                                      -          1,834       10,171
  Repayments of long-term debt                                     (521)        (653)      (3,318)
---------------------------------------------------------------------------------------------------
        Net cash provided by (used in) financing activities         (42)       1,333      128,643
---------------------------------------------------------------------------------------------------
Effect of exchange rate changes on cash                             542          103        1,476
---------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents            (12,293)     (24,608)      28,206
Cash and cash equivalents at beginning of period                 40,499       70,286          -
---------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                    $  28,206    $  45,678    $  28,206
===================================================================================================


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